                                                                     Exhibit 3.2

                                     BYLAWS

                                       OF

                               AVANEX CORPORATION
                             a Delaware Corporation

                                   As Amended

                               TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----

ARTICLE I CORPORATE OFFICES................................................................   1
          -----------------
         1.1      REGISTERED OFFICE........................................................   1
                  -----------------
         1.2      OTHER OFFICES............................................................   1
                  -------------

ARTICLE II MEETINGS OF STOCKHOLDERS........................................................   1
           ------------------------
         2.1      PLACE OF MEETINGS........................................................   1
                  -----------------
         2.2      ANNUAL MEETING...........................................................   1
                  --------------
         2.3      SPECIAL MEETING..........................................................   2
                  ---------------
         2.4      NOTICE OF STOCKHOLDERS' MEETINGS.........................................   2
                  --------------------------------
         2.5      ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS..........   2
                  ---------------------------------------------------------------
         2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.............................   3
                  --------------------------------------------
         2.7      QUORUM...................................................................   4
                  ------
         2.8      ADJOURNED MEETING; NOTICE................................................   4
                  -------------------------
         2.9      VOTING...................................................................   4
                  ------
         2.10     WAIVER OF NOTICE.........................................................   5
                  ----------------
         2.11     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING..................   5
                  -------------------------------------------------------
         2.12     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS..............   5
                  -----------------------------------------------------------
         2.13     PROXIES..................................................................   5
                  -------
         2.14     LIST OF STOCKHOLDERS ENTITLED TO VOTE....................................   6
                  -------------------------------------
         2.15     INSPECTORS OF ELECTION...................................................   6
                  ----------------------
         2.16     CONDUCT OF BUSINESS......................................................   7
                  -------------------

ARTICLE III DIRECTORS......................................................................   7
            ---------
         3.1      POWERS...................................................................   7
                  ------
         3.2      NUMBER...................................................................   8
                  ------
         3.3      CLASSES OF DIRECTORS.....................................................   8
                  --------------------
         3.4      RESIGNATION AND VACANCIES................................................   8
                  -------------------------
         3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE.................................   9
                  ----------------------------------------
         3.6      REGULAR MEETINGS.........................................................   9
                  ----------------
         3.7      SPECIAL MEETINGS; NOTICE.................................................   9
                  ------------------------
         3.8      QUORUM...................................................................  10
                  ------
         3.9      WAIVER OF NOTICE.........................................................  10
                  ----------------
         3.10     ADJOURNED MEETING; NOTICE................................................  10
                  -------------------------
         3.11     CONDUCT OF BUSINESS......................................................  10
                  -------------------
         3.12     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING........................  11
                  -------------------------------------------------
         3.13     FEES AND COMPENSATION OF DIRECTORS.......................................  11
                  ----------------------------------

                               TABLE OF CONTENTS
                                  (continued)

                                                                                         Page
                                                                                         ----
         3.14     REMOVAL OF DIRECTORS..................................................  11
                  --------------------

ARTICLE IV COMMITTEES...................................................................  11
           ----------
         4.1      COMMITTEES OF DIRECTORS...............................................  11
                  -----------------------
         4.2      COMMITTEE MINUTES.....................................................  12
                  -----------------
         4.3      MEETINGS AND ACTION OF COMMITTEES.....................................  12
                  ---------------------------------

ARTICLE V OFFICERS......................................................................  12
          --------
         5.1      OFFICERS..............................................................  12
                  --------
         5.2      APPOINTMENT OF OFFICERS...............................................  12
                  -----------------------
         5.3      REMOVAL AND RESIGNATION OF OFFICERS...................................  13
                  -----------------------------------
         5.4      CHAIRMAN OF THE BOARD.................................................  13
                  ---------------------
         5.5      CHIEF EXECUTIVE OFFICER...............................................  13
                  -----------------------
         5.6      PRESIDENT.............................................................  14
                  ---------
         5.7      VICE PRESIDENT........................................................  14
                  --------------
         5.8      SECRETARY.............................................................  14
                  ---------
         5.9      CHIEF FINANCIAL OFFICER...............................................  15
                  -----------------------
         5.10     ASSISTANT SECRETARY...................................................  15
                  -------------------
         5.11     AUTHORITY AND DUTIES OF OFFICERS......................................  15
                  --------------------------------

ARTICLE VI INDEMNITY....................................................................  15
           ---------
         6.1      THIRD PARTY ACTIONS...................................................  15
                  -------------------
         6.2      ACTIONS BY OR IN THE RIGHT OF THE CORPORATION.........................  16
                  ---------------------------------------------
         6.3      SUCCESSFUL DEFENSE....................................................  16
                  ------------------
         6.4      DETERMINATION OF CONDUCT..............................................  16
                  ------------------------
         6.5      PAYMENT OF EXPENSES IN ADVANCE........................................  17
                  ------------------------------
         6.6      INDEMNITY NOT EXCLUSIVE...............................................  17
                  -----------------------
         6.7      INSURANCE INDEMNIFICATION.............................................  17
                  -------------------------
         6.8      THE CORPORATION.......................................................  17
                  ---------------
         6.9      EMPLOYEE BENEFIT PLANS................................................  17
                  ----------------------
         6.10     CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES...........  18
                  -----------------------------------------------------------

ARTICLE VII RECORDS AND REPORTS.........................................................  18
            -------------------
         7.1      MAINTENANCE AND INSPECTION OF RECORDS.................................  18
                  -------------------------------------
         7.2      INSPECTION BY DIRECTORS...............................................  18
                  -----------------------
         7.3      REPRESENTATION OF SHARES OF OTHER CORPORATIONS........................  19
                  ----------------------------------------------

ARTICLE VIII GENERAL MATTERS............................................................  19
             ---------------
         8.1      CHECKS................................................................  19
                  ------

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                Page
         8.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.............................  19
                  ------------------------------------------------
         8.3      STOCK CERTIFICATES; PARTLY PAID SHARES.......................................  19
                  --------------------------------------
         8.4      SPECIAL DESIGNATION ON CERTIFICATES..........................................  20
                  -----------------------------------
         8.5      LOST CERTIFICATES............................................................  20
                  -----------------
         8.6      CONSTRUCTION; DEFINITIONS....................................................  21
                  -------------------------
         8.7      DIVIDENDS....................................................................  21
                  ---------
         8.8      FISCAL YEAR..................................................................  21
                  -----------
         8.9      SEAL.........................................................................  21
                  ----
         8.10     TRANSFER OF STOCK............................................................  21
                  -----------------
         8.11     STOCK TRANSFER AGREEMENTS....................................................  21
                  -------------------------
         8.12     REGISTERED STOCKHOLDERS......................................................  22
                  -----------------------

ARTICLE IX AMENDMENTS..........................................................................  22
           ----------

ARTICLE X DISSOLUTION..........................................................................  22
          -----------

ARTICLE XI CUSTODIAN...........................................................................  23
           ---------
         11.1     APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES..................................  23
                  -------------------------------------------
         11.2     DUTIES OF CUSTODIAN..........................................................  23
                  -------------------

ARTICLE XII LOANS TO OFFICERS..................................................................  23
            -----------------

                                     BYLAWS

                                       OF

                               AVANEX CORPORATION

                                   ARTICLE I

                                CORPORATE OFFICES

     1.1 REGISTERED OFFICE

     The registered office of the Corporation shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801. The name of the registered agent of the Corporation at such location is The Corporation Trust Company.

     1.2 OTHER OFFICES

     The board of directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     2.1 PLACE OF MEETINGS

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 of the General Corporation Law of Delaware. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the Corporation.

     2.2 ANNUAL MEETING

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.

     2.3 SPECIAL MEETING

     A special meeting of the stockholders may be called at any time by the (i) board of directors, (ii) the chairman of the board, (iii) the president or (iv) the chief executive officer, but such special meetings may not be called by any other person or persons.

     2.4 NOTICE OF STOCKHOLDERS' MEETINGS

     All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.6 of these Bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

         (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days before the one year anniversary of the date on which the corporation first mailed its proxy statement to stockholders in connection with the previous year's annual meeting of stockholders. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (A) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (C) the class and number of shares of the corporation that are beneficially owned by the stockholder, (D) any material interest of the stockholder in such business, and
(E) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the Securities Exchange Act of 1934, as amended. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (a). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (a), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

          (b) Only persons who are nominated in accordance with the procedures set forth in this paragraph (b) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (b). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (a) of this Section 2.5. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and
(ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (a) of this Section 2.5. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (b). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

     These provisions shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the board of directors, but in connection therewith no new business shall be acted upon at any such meeting unless stated, filed and received as herein provided. Notwithstanding anything in these bylaws to the contrary, no business brought before a meeting by a stockholder shall be conducted at an annual meeting except in accordance with procedures set forth in this Section 2.5.

     2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

     Written notice of any meeting of stockholders shall be given either (i) personally, (ii) by private courier, (iii) by first- or third-class United States mail, (iv) by other written communication or (v) by other electronic or wireless means. Notices not personally delivered shall be sent changes prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or by courier or deposited in the mail or sent by other means of written communication or other electronic or wireless means. An affidavit of the secretary or an assistant secretary or of the transfer agent or any other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     2.7 QUORUM

     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting, or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provisions of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of the question.

     2.8 ADJOURNED MEETING; NOTICE

     When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.9 VOTING

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.10 WAIVER OF NOTICE

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

     2.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     The stockholders of the Corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

     2.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting (if permitted), or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

     If the board of directors does not so fix a record date, the fixing of such record date shall be governed by the provisions of Section 213 of the General Corporation Law of Delaware.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     2.13 PROXIES

     Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by a written proxy, signed by the stockholder and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy expressly provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

     2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

     The officer who has charge of the stock ledger of a Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation's principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders and of the number of shares held by each such stockholder.

     2.15 INSPECTORS OF ELECTION

     Before any meeting of stockholders, the board of directors may appoint an inspector or inspectors of election to act at the meeting or its adjournment. If no inspector of election is so appointed, then the chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint an inspector or inspectors of election to act at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting pursuant to the request of one (1) or more stockholders or proxies, then the holders of a majority of the voting power of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

     Such inspectors shall:

          (i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

          (ii)  receive votes, ballots or consents;

          (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (iv)  count and tabulate all votes or consents;

          (v)   determine when the polls shall close;

          (vi)  determine the result; and

          (vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

     2.16 CONDUCT OF BUSINESS

     Meetings of stockholders shall be presided over by the chairman of the board, if any, or in his or her absence by the president, or in his or her absence by a vice president, or in the absence of the foregoing persons by a chairman designated by the board of directors, or in the absence of such designation by a chairman chosen at the meeting. The secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and conduct of business.

                                  ARTICLE III

                                    DIRECTORS

     3.1 POWERS

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2 NUMBER

         The authorized number of directors of the Corporation shall be seven
(7). No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         3.3 CLASSES OF DIRECTORS

         At such time as a Registration Statement regarding the sale of the Corporation's Common Stock to the public is declared effective by the Securities and Exchange Commission, the Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, Directors shall be elected for a full term of three years to succeed the Directors of the class whose terms expire at such annual meeting.

         Notwithstanding the foregoing provisions of this Article, each Director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these Bylaws. The certificate of incorporation or these Bylaws may prescribe other qualifications for directors. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

         3.4 RESIGNATION AND VACANCIES

         Any director may resign effective upon giving notice in writing or by electronic transmission to the Corporation, unless the notice specifies a later time for that resignation to become effective. Stockholders may remove directors with or without cause. Any vacancy occurring in the board of directors as a result of any removal or resignation of a director, and any newly created directorship resulting from an increase in the authorized number of directors, may be filled by a majority of the directors then in office, although such majority is less than a quorum, by a sole remaining director, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the next election of the class for which such director shall have been chosen, and until such director's successor shall have been elected and qualified.

         If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

         If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

         3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         The board of directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

         Unless otherwise restricted by the certificate of incorporation or these Bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         3.6 REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         3.7 SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the chief executive officer, the president, any vice president, the secretary or any two directors.

         Notice of the time and place of special meetings shall be (i) delivered personally by hand, by courier or by telephone, (ii) sent by United States first-class mail, postage prepaid (iii) sent by facsimile, or (iv) sent by electronic mail or other electronic or wireless means, charges prepaid, addressed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as it is shown on the records of the Corporation. If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail or other electronic or wireless means, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

         3.8   QUORUM

         At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         3.9   WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

         3.10  ADJOURNED MEETING; NOTICE

         If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

         3.11  CONDUCT OF BUSINESS

         Meetings of the board of directors shall be presided over by the chairman of the board, if any, or in his or her absence by the chief executive officer, or in their absence by a chairman chosen at the meeting. The secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting shall determine the order of business and the procedures at the meeting.

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         3.12  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

         3.13  FEES AND COMPENSATION OF DIRECTORS

         Unless otherwise restricted by the certificate of incorporation or these Bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         3.14  REMOVAL OF DIRECTORS

         Unless otherwise restricted by statute, by the certificate of incorporation or by these Bylaws, any director or the entire board of directors may be removed from office by the stockholders of the Corporation only for cause.

                                   ARTICLE IV

                                   COMMITTEES

         4.1   COMMITTEES OF DIRECTORS

         The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt or recommend to the stockholders any action or matter that requires the approval of the stockholders, (ii) amend the certificate of incorporation (except that a committee may, to the extent authorized in

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the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), or (iii) adopt, amend, or repeal any Bylaw of the Corporation.

         4.2  COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

         4.3  MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section
3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum),
Section 3.9 (waiver of notice), Section 3.10 (adjournment and notice of adjournment), Section 3.11 (conduct of business) and 3.12 (action without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.


                                   ARTICLE V

                                   OFFICERS

         5.1  OFFICERS

         The officers of the Corporation shall be a chief executive officer, one or more vice presidents, a secretary and a chief financial officer. The Corporation may also have, at the discretion of the board of directors, a chairman of the board, a president, a chief operating officer, one or more executive, senior or assistant vice presidents, assistant secretaries and any such other officers as may be appointed in accordance with the provisions of
Section 5.2 of these Bylaws. Any number of offices may be held by the same person.

         5.2  APPOINTMENT OF OFFICERS

         Except as otherwise provided in this Section 5.2, the officers of the Corporation shall be appointed by the board of directors, subject to the rights, if any, of an officer under any contract of employment. The board of directors may appoint, or empower an officer to appoint, such officers and agents of the business as the Corporation may require (whether or not such officer or agent is described in this Article V), each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the board of directors may from time to time determine. Any vacancy occurring in any office of the Corporation shall be filled by the board of directors or may be filled by the officer, if any, who appointed such officer. Each officer shall hold office until such officer's successor is elected and qualified or until such officer's earlier resignation or removal.

         5.3  REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors or, in the case of an officer appointed by another officer, by such other officer.

         Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

         5.4  CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the board of directors or as may be prescribed by these Bylaws. If there is no chief executive officer, then the chairman of the board shall also be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 5.5 of these Bylaws.

         5.5  CHIEF EXECUTIVE OFFICER

         The Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board at all meetings of the Board of Directors. He or she shall have the general powers and duties of management usually vested in the chief executive officer of a Corporation, including general supervision, direction and control of the business and supervision of other officers of the Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

         The Chief Executive Officer shall, without limitation, have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where

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required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         5.6  PRESIDENT

         Subject to such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if there be such officers, the president shall have general supervision, direction and control of the business and supervision of other officers of the Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In the event a Chief Executive Officer shall not be appointed, the President shall have the duties of such office.

         5.7  VICE PRESIDENT

         In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the chief executive officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these Bylaws, the chief executive officer or the chairman of the board.

         5.8  SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these Bylaws.

         5.9  CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the Corporation as may be ordered by the board of directors, shall render to the chief executive officer and directors, whenever they request it, an account of all of his or her transactions as treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these Bylaws.

         5.10 ASSISTANT SECRETARY

         The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

         5.11 AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors or the stockholders.

                                   ARTICLE VI

                                    INDEMNITY

         6.1  THIRD PARTY ACTIONS

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         6.2  ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

         6.3  SUCCESSFUL DEFENSE

         To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

         6.4  DETERMINATION OF CONDUCT

         Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by the board of Directors or the Executive Committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) or if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         6.5  PAYMENT OF EXPENSES IN ADVANCE

         Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article VI.

         6.6  INDEMNITY NOT EXCLUSIVE

         The indemnification and advancement of expenses provided or granted pursuant to the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another while holding such office.

         6.7  INSURANCE INDEMNIFICATION

         The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article VI.

         6.8  THE CORPORATION

         For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         6.9  EMPLOYEE BENEFIT PLANS

         For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include

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any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

         6.10 CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

         The indemnification and advance of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                  ARTICLE VII

                               RECORDS AND REPORTS

         7.1  MAINTENANCE AND INSPECTION OF RECORDS

         The Corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

         7.2  INSPECTION BY DIRECTORS

         Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any

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limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

         7.3  REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the board of directors or the chief executive officer or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII

                                 GENERAL MATTERS

         8.1  CHECKS

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.2  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

         The board of directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.3  STOCK CERTIFICATES; PARTLY PAID SHARES

         The shares of a corporation shall be represented by certificates, provided that the board of directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer,

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

or the secretary or an assistant secretary of such Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.4  SPECIAL DESIGNATION ON CERTIFICATES

         If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and or rights.

         8.5  LOST CERTIFICATES

         Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

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         8.6  CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a Corporation and a natural person.

         8.7  DIVIDENDS

         The directors of the Corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

         The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

         8.8  FISCAL YEAR

         The fiscal year of the Corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

         8.9  SEAL

         The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         8.10 TRANSFER OF STOCK

         Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

         8.11 STOCK TRANSFER AGREEMENTS

         The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

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         8.12 REGISTERED STOCKHOLDERS

         The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                                   AMENDMENTS

         The original or other Bylaws of the Corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

                                    ARTICLE X

                                   DISSOLUTION

         If it should be deemed advisable in the judgment of the board of directors of the Corporation that the Corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

         At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the Corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the Corporation shall be dissolved.

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                                   ARTICLE XI

                                    CUSTODIAN

         11.1 APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

         The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the Corporation is insolvent, to be receivers, of and for the Corporation when:

              (i)    at any meeting held for the election of directors the
                   stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or


              (ii)   the business of the Corporation is suffering or is
                   threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the Corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

              (iii)  the Corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

         11.2 DUTIES OF CUSTODIAN

         The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the Corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

                                  ARTICLE XII

                                LOANS TO OFFICERS

         Subject to the last sentence hereof, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any employee of the Corporation or of its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this Bylaw shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute. Notwithstanding the foregoing, the Corporation shall in no event make any new loan to any director or executive officer or make any material modification to any existing loan.

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